                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): September 25, 1998



                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


  INDIANA                           1-5627                      13-5158950
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


         4 WEST RED OAK LANE
         WHITE PLAINS, NEW YORK                                    10604
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000


         (Former name or former address, if changed since last report):



Exhibit Index Appears on Page 12.

ITEM 2.    Acquisition or Disposition of Assets

         On September 25, 1998, the Registrant and certain of its direct and indirect subsidiaries completed the sale to Continental AG and certain of its subsidiaries of the Registrant's business of designing, developing, manufacturing, marketing and selling brake systems and chassis modules for the automotive industry worldwide (the "Brake and Chassis Business") for approximately $1.93 billion in cash pursuant to a Stock and Asset Purchase Agreement dated as of July 24, 1998. The Brake and Chassis Business was conducted through various direct and indirect subsidiaries and joint ventures in which the Registrant held an ownership interest.

         On September 28, 1998, the Registrant and certain of its direct and indirect subsidiaries completed the sale to Valeo SA and certain of its subsidiaries of the Registrant's business of designing, developing, manufacturing, marketing and selling electrical motors and actuators, air management and engine cooling products, wiper and washer systems, lamps, power antennas, switches and sensors for the automotive industry worldwide (the "Electrical Systems Business") for approximately $1.7 billion in cash pursuant to a Stock and Asset Purchase Agreement dated as of June 25, 1998. The Electrical Systems Business was conducted through various direct and indirect subsidiaries and joint ventures in which the Registrant held an ownership interest.

ITEM 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

         See Annex A following signature page hereto.

(c)  Exhibits


Exhibit No.                Description

2.1 Stock and Asset Agreement dated as of July 24, 1998 between ITT Industries, Inc. and Continental AG (without schedules).

2.2 Stock and Asset Agreement dated as of June 25, 1998 between ITT Industries, Inc. and Valeo SA (without schedules) (incorporated by reference to Exhibit 10(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

2.3 Press Release, dated September 25, 1998, announcing completion of the sale of the Brake and Chassis Business.

2.4 Press Release, dated September 28, 1998, announcing completion of the sale of the Electrical Business.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ITT INDUSTRIES, INC.


                            By: /s/ ROBERT W. BEICKE
                               -------------------------------------------------
                            Its: Vice President, Associate General Counsel and Assistant Secretary


Date:  October 13, 1998



                        [PRO FORMA FINANCIAL INFORMATION]

                                                                         ANNEX A

                         PRO FORMA FINANCIAL INFORMATION

On September 28, 1998, the Company closed the sale of its automotive Electrical Systems business to Valeo, SA of France for approximately $1.7 billion. This transaction followed the sale of the Company's Brake and Chassis unit to Continental AG of Germany for approximately $1.93 billion completed on September 25, 1998. The sales of these two units, as well as the previous sales of several other small automotive units, will be accounted for as a discontinued operation.

The following unaudited pro forma consolidated condensed income statements for the six months ended June 30, 1998; and years ended December 31, 1997; 1996; and 1995 and the pro forma consolidated condensed balance sheet as of June 30, 1998 have been prepared to reflect the following: (a) the deletion of the sales, expenses, assets and liabilities of the discontinued operation, (b) the proceeds received and the after-tax gain recognized on the sale, liabilities retained, transaction costs and obligations related to the sale, and (c) the application of the proceeds to pay current taxes and transaction costs, to pay down debt and to repurchase the Company's common stock. The use of the proceeds to pay down debt and repurchase common stock reflect management's current estimates and plans which, among other factors, are based on consideration of current market conditions. The actual use of proceeds may differ from the pro forma disclosures contained herein depending on changes in management's evaluation of the most efficient use of these funds. The unaudited pro forma consolidated income statements and the unaudited pro forma balance sheet were prepared as if the sales of the discontinued operation and the application of the proceeds had occurred on January 1, 1995; and June 30, 1998, respectively.

The pro forma financial data are provided for informational purposes only in response to requirements of the Securities and Exchange Commission and do not purport to be indicative of the Company's financial position or results which would actually have been obtained had such transactions been completed as of the dates or for the periods presented, or which may be obtained in the future.

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
                         (IN MILLIONS, EXCEPT PER SHARE)




                                                                YEAR ENDED DECEMBER 31, 1995
                                                          ------------------------------------------
                                                          ACTUAL         ADJUSTMENTS       PRO FORMA
                                                          ------         -----------       ---------
Net sales                                              $   8,884.2       $ (5,202.6)      $   3,681.6
                                                       -----------       ----------       -----------

Cost of sales                                              7,155.0         (4,506.8)          2,648.2
Selling, general, and administrative expenses                767.6           (160.1)            607.5
Research, development, and engineering expenses              513.9           (260.8)            253.1
Other operating expenses (income)                            237.0            (22.6)            214.4
                                                       -----------       ----------       -----------

Total costs and expenses                                   8,673.5         (4,950.3)          3,723.2
                                                       -----------       ----------       -----------


Operating income (loss)                                      210.7           (252.3)            (41.6)
Interest expense                                            (175.2)            55.0            (120.2)
Interest income                                               40.0               --              40.0
Miscellaneous income (expense), net                           (4.6)             4.4               (.2)
                                                       -----------       ----------       -----------

Income (loss) before income taxes                             70.9           (192.9)           (122.0)
Income tax (expense) benefit                                 (50.2)            75.1              24.9
                                                       -----------       ----------       -----------

Income (loss) from continuing operations               $      20.7       $   (117.8)      $     (97.1)
                                                       ===========       ==========       ===========

EARNINGS PER SHARE:

Income (loss) - continuing operations
   Basic                                               $       .03               --       $      (1.45)
   Diluted                                             $       .03               --       $      (1.43)

Average Common Shares - Basic                                110.6            (31.5)             79.1
Average Common Shares - Diluted                              111.6            (31.5)             80.1

-------
The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of the above statement.

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT

                         (IN MILLIONS, EXCEPT PER SHARE)




                                                               YEAR ENDED DECEMBER 31, 1996
                                                         -------------------------------------------
                                                         ACTUAL          ADJUSTMENTS       PRO FORMA
                                                         ------          -----------       ---------
Net sales                                              $   8,718.1       $ (5,031.6)      $   3,686.5
                                                       -----------       ----------       -----------

Cost of sales                                              6,948.4         (4,318.0)          2,630.4
Selling, general, and administrative expenses                739.4           (175.3)            564.1
Research, development, and engineering expenses              535.2           (266.9)            268.3
Other operating expenses (income)                            (13.3)            (9.0)            (22.3)
                                                       -----------       ----------       -----------

Total costs and expenses                                   8,209.7         (4,769.2)          3,440.5
                                                       -----------       ----------       -----------

Operating income                                             508.4           (262.4)            246.0
Interest expense                                            (169.0)            55.0            (114.0)
Interest income                                               32.7             --                32.7
Miscellaneous income (expense), net                           (1.1)             2.1               1.0
                                                       -----------       ----------       -----------

Income before income taxes                                   371.0           (205.3)            165.7
Income tax expense                                          (148.4)            82.1             (66.3)
                                                       -----------       ----------       -----------

Income from continuing operations                      $     222.6       $   (123.2)      $      99.4
                                                       ===========       ==========       ===========

EARNINGS PER SHARE:

Income - continuing operations
   Basic                                               $      1.89               --       $      1.15
   Diluted                                             $      1.85               --       $      1.12

Average Common Shares - Basic                                117.9            (31.5)             86.4
Average Common Shares - Diluted                              120.4            (31.5)             88.9

--------
The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of the above statement.

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT

                         (IN MILLIONS, EXCEPT PER SHARE)




                                                               YEAR ENDED DECEMBER 31, 1997
                                                       ---------------------------------------------
                                                         ACTUAL          ADJUSTMENTS       PRO FORMA
                                                         ------          -----------       ---------
Net sales                                              $   8,777.1       $ (4,627.1)      $   4,150.0
                                                       -----------       ----------       -----------

Cost of sales                                              6,916.4         (3,991.3)          2,925.1
Selling, general, and administrative expenses                805.3           (141.6)            663.7
Research, development, and engineering expenses              496.9           (230.3)            266.6
Special charge                                               239.0           (102.3)            136.7
Other operating expenses (income)                             18.7             (2.1)             16.6
                                                       -----------       ----------       -----------

Total costs and expenses                                   8,476.3         (4,467.6)          4,008.7
                                                       -----------       ----------       -----------

Operating income                                             300.8           (159.5)            141.3
Interest expense                                            (133.2)            55.0             (78.2)
Interest income                                               17.5             --                17.5
Miscellaneous income (expense), net                            1.3             (7.4)             (6.1)
                                                       -----------       ----------       -----------

Income before income taxes                                   186.4           (111.9)             74.5
Income tax expense                                           (72.7)            43.7             (29.0)
                                                       -----------       ----------       -----------

Income from continuing operations                      $     113.7       $    (68.2)      $      45.5
                                                       ===========       ==========       ===========

EARNINGS PER SHARE:

Income - continuing operations
   Basic                                               $       .96               --       $       .52
   Diluted                                             $       .94               --       $       .51

Average common shares - basic                                118.4            (31.5)             86.9
Average common shares - diluted                              121.0            (31.5)             89.5

--------
The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of the above statement.

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT

                         (IN MILLIONS, EXCEPT PER SHARE)




                                                              SIX MONTHS ENDED JUNE 30, 1998
                                                          ------------------------------------------
                                                          ACTUAL         ADJUSTMENTS       PRO FORMA
                                                          ------         -----------       ---------
Net sales                                              $   4,297.9       $ (2,104.5)      $   2,193.4
                                                       -----------       ----------       -----------

Cost of sales                                              3,346.1         (1,805.1)          1,541.0
Selling, general, and administrative expenses                431.4            (71.6)            359.8
Research, development, and engineering expenses              228.2           (101.1)            127.1
Other operating expenses (income)                             23.9             14.1              38.0
                                                       -----------       ----------       -----------

Total costs and expenses                                   4,029.6         (1,963.7)          2,065.9
                                                       -----------       ----------       -----------

Operating income                                             268.3           (140.8)            127.5
Interest expense                                             (73.4)            27.5             (45.9)
Interest income                                               10.6               --              10.6
Miscellaneous income (expense), net                            (.7)            (1.3)             (2.0)
                                                       -----------       ----------       -----------

Income before income taxes                                   204.8           (114.6)             90.2
Income tax expense                                           (79.9)            44.7             (35.2)
                                                       -----------       ----------       -----------

Income from continuing operations                      $     124.9       $    (69.9)      $      55.0
                                                       ===========       ==========       ===========

EARNINGS PER SHARE:

Income - continuing operations
   Basic                                               $      1.05               --       $       .63
   Diluted                                             $      1.03               --       $       .61

Average common shares - basic                                118.4            (31.5)             86.9
Average common shares - diluted                              121.8            (31.5)             90.3

----------
The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of the above statement.

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                                    JUNE 30, 1998
                                                                    ---------------------------------------------
                                                                       ACTUAL       ADJUSTMENTS        PRO FORMA
                                                                       ------       -----------        ---------
ASSETS
Current Assets:
  Cash and short-term investments                                   $    141.1       $    508.1       $    649.2
  Receivables, net                                                     1,464.1           (656.1)           808.0
  Inventories, net                                                       805.7           (213.7)           592.0
  Other current assets                                                   137.3            (40.9)            96.4
                                                                    ----------       ----------       ----------
     Total current assets                                              2,548.2           (402.6)         2,145.6

Plant, property, and equipment, net                                    1,894.9           (996.3)           898.6
Deferred U.S. income taxes                                               260.4             22.8            283.2
Goodwill, net                                                          1,144.5           (251.6)           892.9
Other assets                                                             434.5            (83.7)           350.8
                                                                    ----------       ----------       ----------
                                                                    $  6,282.5       $ (1,711.4)      $  4,571.1
                                                                    ==========       ==========       ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                                  $    732.1       $   (344.3)      $    387.8
  Accrued expenses                                                       883.4            (80.9)           802.5
  Accrued taxes                                                          212.7            103.6            316.3
  Notes payable, commercial paper and current
     maturities of long-term debt                                      1,685.5         (1,114.1)           571.4
                                                                    ----------       ----------       ----------
     Total current liabilities                                         3,513.7         (1,435.7)         2,078.0

Pension and postretirement costs                                         927.4           (532.7)           394.7
Long-term debt                                                           502.9             (1.0)           501.9
Deferred foreign, state and local income taxes                            41.3            (46.7)            (5.4)
Other liabilities                                                        407.7            (22.3)           385.4
                                                                    ----------       ----------       ----------
                                                                       5,393.0         (2,038.4)         3,354.6

Shareholders' Equity:
  Cumulative Preferred Stock:  Authorized 50,000,000 shares,
      no par value, none issued                                           --               --               --
  Common stock:
     Authorized 200,000,000 shares, $1 par value per share
     Outstanding 86,945,259                                              118.4            (31.5)            86.9
  Capital surplus                                                        387.6           (387.6)            --
   Accumulated other comprehensive income:
       Unrealized gain on investment securities                            2.0             --                2.0
       Cumulative translation adjustments                                103.6           (181.6)           (78.0)
                                                                    ----------       ----------       ----------
                                                                         105.6           (181.6)           (76.0)

  Retained earnings                                                      277.9            927.7          1,205.6
                                                                    ----------       ----------       ----------
                                                                         889.5            327.0          1,216.5
                                                                    ----------       ----------       ----------
                                                                    $  6,282.5       $ (1,711.4)      $  4,571.1
                                                                    ==========       ==========       ==========

The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of the above statement.

                      ITT INDUSTRIES, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS





1) INCOME STATEMENT ADJUSTMENTS

All pre-tax adjustments, with the exception of interest expense, reflect the removal of the revenues and expenses of the discontinued operations.

The adjustment to interest expense in all periods reflects the use of $1.1 billion of proceeds from the sales of the discontinued operations to pay down general corporate debt with an average interest rate of 5%.

The income tax expense adjustments were based on the following effective rates for the applicable periods presented: 1995 - 39%; 1996 - 40%; 1997 - 39%;
1998 - 39%.

The unaudited pro forma consolidated condensed income statements do not include ITT Industries' previously discontinued operations, extraordinary items or the cumulative effect of accounting changes.

2) AVERAGE COMMON SHARES

The pro forma average common shares assume that $1.1 billion of proceeds from the sale were used to repurchase 31.5 million shares of common stock at the average market price for the six month period ended June 30, 1998, of $35.

3) BALANCE SHEET ADJUSTMENTS

The adjustments to the pro forma balance sheet reflect the sales of the discontinued operations as if they had occurred as of June 30, 1998, by eliminating the assets sold to and liabilities assumed by Valeo and Continental, as well as adjustments for the related subsequent cash flow activities that management reasonably expects by the first quarter of 1999.

Approximately $3.15 billion of the total proceeds of $3.67 billion are reflected as being used for the following: stock repurchases of $1.1 billion, pay down of short-term debt of $1.1 billion, payment of accrued taxes of $842.3 million and payments of accrued liabilities of $106.6 million. As a result of the stock repurchase, common stock, capital surplus and retained earnings were reduced by $31.5 million, $387.7 million and $680.8 million, respectively. The $1.5 billion after-tax gain on the sales of the discontinued operations was reflected as an addition to retained earnings.

                                 EXHIBIT INDEX


Exhibit No.           Description                                           Page

2.1 Stock and Asset Agreement dated as of July 24, 1998 between ITT Industries, Inc. and Continental AG (without schedules).

2.2 Stock and Asset Agreement dated as of June 25, 1998 between ITT Industries, Inc. and Valeo SA (without schedules) (incorporated by reference to Exhibit 10(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

2.3 Press Release, dated September 25, 1998, announcing completion of the sale of the Brake and Chassis Business.

2.4 Press Release, dated September 28, 1998, announcing completion of the sale of the Electrical Business.